Exhibit 99.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     Amendment No. 2, dated as of March 13, 2008 (this “Second Amendment”), to the Credit Agreement, dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower has entered an Agreement and Plan of Merger dated as of July 23, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), among the Borrower, Cloud Acquisition Corporation, a Delaware corporation, and Cloud Merger Corporation, a Delaware corporation;
     WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and the Collateral Agreement (as defined in the Credit Agreement) as set forth herein; and
     WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to agree to the requested amendments on the terms and conditions contained herein;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     A. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.
     B. Amendments to the Credit Agreement. The amendments and modifications to the Credit Agreement described in this Section B shall be effective from and after the Second Amendment Effective Date:
     1. Amendments to Section 1.01 of the Credit Agreement.
     (i) The following new definitions shall hereby be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Acquisition Co.” means Cloud Acquisition Corporation, a Delaware corporation.
“Excluded Assets” means the Voting Stock of the Borrower or any subsidiary of the Borrower and any Proceeds thereof; provided that any such Voting Stock or Proceeds that would constitute Collateral but for the fact that it is an Excluded Asset will cease to be an Excluded Asset (and will constitute “Collateral” and be subject to the Lien created by the Collateral Agreement as and to the extent otherwise provided therein) if and from the date (a “Suspension Date”) on which (x) none of the Borrower nor any of its subsidiaries is a subsidiary of Merrill Lynch & Co., Inc. (or any successor) and/or any of its subsidiaries, (y) none of Merrill Lynch & Co., Inc. (or any successor) nor any of its subsidiaries (whether individually or collectively) owns or controls directly or indirectly more than 40% of the Voting Stock of the Borrower or any of its subsidiaries and (z) the President or a Financial Officer of the Borrower obtains knowledge of the satisfaction of the preceding conditions; provided further that if on any subsequent date (a “Reinstatement Date”) the conditions described in clause (x) or (y) of the preceding proviso are not satisfied, such Voting Stock and Proceeds shall again constitute Excluded Assets for so long as the conditions described in the preceding proviso are not satisfied.
“Merger Agreement” means the Agreement and Plan of Merger dated as of July 23, 2007 among the Borrower, Acquisition Co. and Merger Co., as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Merger Co.” means Cloud Merger Corporation, a Delaware corporation.
“Merger Consideration” has the meaning assigned to such term in the Merger Agreement.
“Non-Voting Equity Interests” means the Equity Interests of any Subsidiary other than Voting Stock.
“Second Amendment Effective Date” has the meaning assigned to such term in Amendment No. 2, dated as of March 13, 2008, to this Agreement.
“Voting Stock” means stock or other Equity Interests of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any corporation or other Person provided that, for the purposes hereof, stock or other Equity Interests which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock (or other voting Equity Interests, as applicable) whether or not such event shall have happened.
     (ii) The first paragraph definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
     “Applicable Rate” means, (a) for any day with respect to any ABR Loan that is a Term Loan, 1.50% per annum, (b) for any day with respect to any Eurodollar Loan that is a Term Loan, 2.50% per annum, and (c) for any day with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee”, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date, provided that notwithstanding the Total Leverage Ratio, until delivery of the Borrower’s audited financial statements for the fiscal year ended December 31, 2006, Category 1 below shall apply with respect to any Revolving Loan or commitment fee:

	ABR	Eurodollar	Commitment
Total Leverage Ratio:	Spread	Spread	Fee
Category 1	1.75%	2.75%	0.375%
≥ 6.50 to 1.00

Category 2	1.25%	2.25%	0.375%
< 6.50 to 1.00 and ≥ 6.00 to 1.00

Category 3	1.00%	2.00%	0.375%
< 6.00 to 1.00 and ≥ 5.00 to 1.00

Category 4	0.75%	1.75%	0.375%
< 5.00 to 1.00 and ≥ 4.50 to 1.00

Category 5	0.50%	1.50%	0.300%
< 4.50 to 1.00 and ≥ 4.00 to 1.00

Category 6	0.25%	1.425%	0.250%
< 4.00 to 1.00
     (iii) The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower (other than such an acquisition by a Permitted Owner or a group comprised of Permitted Owners); (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group (other than such an acquisition by a Permitted Owner or a group comprised of Permitted Owners) at any time when a Permitted Owner or a group comprised of Permitted Owners does not have direct or indirect Control of the Borrower. Notwithstanding anything to the contrary in this Agreement, the consummation of the transactions contemplated by the Merger Agreement shall not constitute a Change in Control.
     (iv) Clause (b) of the definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical contained therein in its entirety and replacing it with “(except that the Loan Parties shall not be required to pledge (i) any Excluded Assets or (ii) more than 65% of the outstanding Equity Interests (or any class thereof) of any Foreign Subsidiary that is not a Loan Party)”.
     (v) Clause (e) of the definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(except that any Excluded Assets shall not be required to be pledged)” immediately following the first appearance of the term “Collateral Agreement” in such clause.
     (vi) The definition of “Excess Cash Flow Prepayment Percentage” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
“Excess Cash Flow Prepayment Percentage” means, as of any date on which mandatory prepayments arising from Excess Cash Flow are required to be made pursuant to Section 2.10(d), if the Total Leverage Ratio of the Borrower and its Subsidiaries as of the last day of the fiscal year of the Borrower for which Excess Cash Flow is being measured is (a) greater than or equal to 6.00 to 1.00, an amount equal to 75%, (b) greater than or equal to 5.00 to 1.00 but less than 6.00 to 1.00, an amount equal to 25%, and (c) less than 5.00 to 1.00, an amount equal to 0%.

     (vii) The definition of “Permitted Owner” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
“Permitted Owner” means (a) the Principal, (b) with respect to the Principal, (i) any spouse or immediate family member of the Principal or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (b)(i), (c) any Person Controlled by the Principal, (d)(i) Merrill Lynch & Co., Inc., MLGPE Fund US Alternative, L.P., and their respective Affiliates and successors in interest, including but not limited to Acquisition Co. and Merger Co., (ii) any investment fund or vehicle managed, sponsored or advised by any Persons referred to in the immediately preceding clause (d)(i) and any Affiliate of or successor to any such investment fund or vehicle or (e) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Borrower.
     (viii) The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:
; provided that no payment contemplated by the Merger Agreement, including payment of the Merger Consideration, shall constitute a Restricted Payment
     (ix) The definition of “Total Leverage Trigger Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
     (x) The following paragraph is hereby added at the end of Section 1.01 of the Credit Agreement:
For purposes of this paragraph, the definitions of “Excluded Assets” and “Voting Stock” and Section 5.13(d) hereof, (a) with respect to any Person, the term “subsidiary” means any corporation or other Person of which at the time of determination such Person and/or one or more subsidiaries of such Person owns or controls directly or indirectly more than 50% of the shares of Voting Stock, (b) the term “corporation” includes corporations, associations, companies and business trusts and (c) the term “Person” includes any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     2. Amendment to Section 5.13 of the Credit Agreement. The second parenthetical of paragraph (b) of Section 5.13 of the Credit Agreement is hereby amended by replacing the “and” immediately prior to the “(ii)” with a “,” and inserting “and (iii) Excluded Assets or any other assets excluded from Collateral under the terms of the Collateral Agreement” immediately following the word “Stock”.
     Section 5.13 of the Credit Agreement is hereby further amended by inserting the following new clauses (c) and (d) at the end thereof:
     (c) Promptly following a Suspension Date, the Borrower shall deliver to the Administrative Agent any certificates representing shares of Voting Stock, accompanied by stock powers executed in blank, if applicable, in accordance with Section 3.02 of the Collateral Agreement, which delivery shall be deemed to satisfy the obligations of the Loan Parties under the Collateral Agreement with respect thereto. Following a Reinstatement Date, the Administrative Agent, each Lender and each other Secured Party (as defined in the Collateral Agreement) shall take, at the Borrower’s expense, such action to evidence the absence, termination and release of any pledge, lien, encumbrance or security interest on Excluded Assets as the Borrower may reasonably request (including delivery to the Borrower of any certificates representing Excluded Assets, together with any accompanying stock powers).
     (d) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, no provision of this Agreement or any other Loan Document shall, or shall be deemed to, grant, create or give rise to, or require any Loan Party to grant, create or maintain, any pledge, lien or other encumbrance on, or security interest in, (x) any Excluded Assets or (y) any other Equity Interests of the Borrower or any subsidiary thereof to the extent that (in the case of this clause (y)) such pledge, lien or other encumbrance or security interest would result in an obligation or requirement under any agreement to which Merrill Lynch & Co., Inc. (or any successor) is party on the Second Amendment Effective Date (or any extension or renewal thereof, or any amendment or modification that does not expand the scope thereof) to equally and ratably secure any obligation of Merrill Lynch & Co., Inc. (or any successor) with such Equity Interests. To the extent that any provision of this Agreement or any other Loan Document is inconsistent with the preceding sentence, or any such pledge, lien or other encumbrance or security interest is or may be deemed to have been granted or created or to exist under any Loan Document, (X) the preceding sentence shall control, and (Y) each such pledge, lien, encumbrance or security interest shall be deemed void and immediately and automatically terminated and released ab initio, and the

Administrative Agent, each Lender and each other Secured Party (as defined in the Collateral Agreement) shall take, at the Borrower’s expense, such action to evidence the absence, termination and release thereof as the Borrower may reasonably request.
     3. Amendment to Article V of the Credit Agreement. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.17 at the end thereof:
     SECTION 5.17. Non-Voting Equity Interests. The Loan Parties shall as of the Second Amendment Effective Date (or, if later, the date on which the applicable Subsidiary becomes a Subsidiary) and at all times thereafter, structure all Equity Interests of each Subsidiary that are owned by any Loan Party such that 99% (or, in the case of a Foreign Subsidiary, 95%) of the right to receive dividends and other distributions in respect of the Equity Interests of such Subsidiary resides in Non-Voting Equity Interests of such Subsidiary (as reasonably determined by the Borrower), subject to any limitations imposed by applicable law.
     4. Amendment to Section 6.04 of the Credit Agreement.
     (i) Clause (c) of Section 6.04 of the Credit Agreement is hereby amended by deleting the phase “applicable to the common stock of a Foreign Subsidiary” in the first parenthetical.
     (ii) Clause (k) of Section 6.04 of the Credit Agreement is hereby amended by deleting each instance of the phrase “or Section 6.08(a)(iv).”
     5. Amendment to Section 6.08 of the Credit Agreement.
     (i) Paragraph (a) of Section 6.08 of the Credit Agreement is hereby amended by deleting, in its entirety, the phrase “(other than any Restricted Payment permitted under (iv) below to consummate the Public Tender Offer, with respect to which the condition of the absence of a Default shall not apply)”.
     (ii) Section 6.08 of the Credit Agreement is hereby amended by (A) deleting the “; and” from the end of clause (a)(iii) and replacing it with “.” and (B) deleting clause (a)(iv) thereof in its entirety.
     6. Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and replacing it with the following:

(v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, or to restrictions and conditions existing on the Second Amendment Effective Date with respect to Excluded Assets (or any extension or renewal thereof, or any amendment or modification that does not expand the scope thereof).
     7. Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
(a) its certificate of incorporation, by-laws or other organizational documents, except, in each case, in connection with (i) the consummation of the transactions contemplated by the Merger Agreement or (ii) any amendment, modification or waiver made in connection with complying with Section 5.17; or
     8. Amendment to Section 6.14 of the Credit Agreement. The text of Section 6.14 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
On and after the Second Amendment Effective Date, the Borrower will not permit the Total Leverage Ratio, as of the last day of any fiscal quarter ending during any period set forth below, to exceed the ratio set forth below opposite such period:

Period	Ratio
Second Amendment Effective Date through and including September 30, 2008	7.75 to 1.00

October 1, 2008 through and including December 31, 2008	7.50 to 1.00

January 1, 2009 through and including December 31, 2009	7.00 to 1.00

January 1, 2010 through and including December 31, 2010	6.50 to 1.00

January 1, 2011 through and including December 31, 2011	6.25 to 1.00

January 1, 2012 and thereafter	6.00 to 1.00
     9. Amendment to Article IX of the Credit Agreement. Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.16 at the end thereof:

SECTION 9.16 FCC Matters. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, this Agreement and the rights and remedies of the Administrative Agent and Lenders under this Agreement and the other Loan Documents are subject to the Communications Act of 1934, as amended, and all applicable FCC rules and policies.
     C. Amendments to the Collateral Agreement. The amendments and modifications to the Collateral Agreement described in this Section C shall be effective from and after the Second Amendment Effective Date:
     1. Amendment to Section 3.01 of the Collateral Agreement. The proviso to clause (a) to Section 3.01 of the Collateral Agreement is hereby amended by deleting such proviso in its entirety and replacing it with the following:
; provided that the Pledged Stock shall not include (i) any Excluded Assets or (ii) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary or any class thereof;
     2. Amendment to Section 3.01 of the Collateral Agreement. Section 3.01 of the Collateral Agreement is hereby amended by deleting the second paragraph in its entirety and replacing it with the following:
     Notwithstanding the foregoing, this Agreement shall not assign, pledge or grant any security interest in, and the Pledged Collateral shall not include, (i) any Excluded Borrower Stock, (ii) any Excluded Assets or (iii) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary or any class thereof.
     3. Amendment to Section 3.06 of the Collateral Agreement. Clause (a)(i) of Section 3.06 of the Collateral Agreement is hereby amended by deleting the word “consensual” in the second line thereof.
     4. Amendment to Section 4.01 of the Collateral Agreement. The second sentence of paragraph (a) of Section 4.01 of Collateral Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:
Notwithstanding the foregoing, this Agreement shall not pledge or grant any security interest in, and the Article 9 Collateral shall not include, (i) any Investment Property consisting of issued and outstanding Equity Interests of any Foreign Subsidiary to the extent exceeding 65% of such Equity Interests of such Foreign Subsidiary or of any class thereof, (ii) any Excluded Borrower Stock, (iii) any Excluded Assets or (iv) any Equity Interest of Cumulus Media Partners, LLC.

     5. Amendment to Article VII of the Collateral Agreement. Article VII of the Collateral Agreement is hereby amended by adding the following Section 7.18, Section 7.19 and Section 7.20 at the end thereof:
     SECTION 7.18 Receiver. Each Grantor agrees and acknowledges that, to the fullest extent permitted by applicable law, upon the occurrence of an Event of Default of the type specified in clause (a), (b), (h), (i) or (j) of Article VII of the Credit Agreement, the Administrative Agent, on behalf of the Secured Parties, shall be entitled, without additional notice, to seek the appointment of a receiver to take possession of and to operate the Collateral, and to collect the rents, issues, profits and income thereof, all expenses of which shall be added to the Obligations and secured hereby.
     SECTION 7.19 Excluded Assets. It is understood that the provisions of Section 4.04 hereof, and of any other representation, warranty, covenant or agreement of any Grantor contained herein, shall not apply to Excluded Assets. This Agreement is subject in all respects to Section 5.13(d) of the Credit Agreement.
     SECTION 7.20 FCC Matters. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, this Agreement and the rights and remedies of the Administrative Agent and Lenders under this Agreement and the other Loan Documents are subject to the Communications Act of 1934, as amended, and all applicable FCC rules and policies. The Administrative Agent and Lenders agree that (a) voting rights in the stock or other ownership interests in License Subsidiaries held or owned directly or indirectly by any Grantor will remain with the holders thereof even while an Event of Default continues until any required prior consent of the FCC shall be obtained to the transfer of such voting rights; (b) in an Event of Default, any sale conducted by the Administrative Agent to exercise its rights under the Loan Documents shall be by a private or public sale; and (c) prior to the exercise of rights of an assignee of the FCC Licenses or the holder of the stock or other ownership interests of a License Subsidiary at such sale, the prior consent of the FCC, pursuant to 47 U.S.C. §310 (d), in each case only if required, will be obtained prior to such exercise.
     D. Termination of Incremental Facilities. Borrower agrees that, on and after the Second Amendment Effective Date, (i) Borrower shall not request any Incremental Term Facility or any Incremental Revolving Commitment under the Credit Agreement and (ii) all terms and provisions in the Credit Agreement regarding or relating to the Incremental Facilities shall no longer have any effect.
     E. Covenant Regarding Merger Consideration. On and after the Second Amendment Effective Date, Borrower agrees not to borrow any Revolving Loan for the purpose of making any payment contemplated by the Merger Agreement, including, without limitation, payment of the Merger Consideration.
     F. Miscellaneous.
     1. Effectiveness; Conditions Precedent. This Second Amendment shall become effective and binding upon execution of this Second Amendment by the Borrower, each Subsidiary Loan Party, the Administrative Agent and the Required Lenders. As used in this Second Amendment, the “Second Amendment Effective Date” shall mean the date set forth by the Borrower in a written notice to the Administrative Agent expressly specifying the Second Amendment Effective Date (which date shall not occur until the delivery of said notice), but in no event may the Borrower specify as the Second Amendment Effective Date a date other than the date of the consummation or substantial consummation of the transactions contemplated by the Merger Agreement.
     2. Amendment Fee. On the Second Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender which shall have executed and delivered a signed counterpart hereof to the Administrative Agent by 5:00 p.m. (New York City time) on March 13, 2008 (the “Consent Date”), an amendment fee in an amount equal to 2.00% of the sum of such Lender’s Revolving Commitment and Term Loans outstanding on the Consent Date.
     3. Consent of the Subsidiary Loan Parties. Each Subsidiary Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Collateral Agreement to which such Subsidiary Loan Party is a party (including without limitation the continuation of such Subsidiary Loan Party’s payment and performance obligations thereunder upon and after the effectiveness of this Second Amendment) and the enforceability of such Collateral Agreement against such Subsidiary Loan Party in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (i) The representations and warranties made by the Borrower in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
     (ii) This Second Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Loan Parties party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (iii) No Default or Event of Default has occurred and is continuing on the date hereof.
     5. Entire Agreement. This Second Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the others in relation to the subject matter hereof or thereof. None of the terms or conditions of this Second Amendment may be changed, modified, waived or canceled, orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment.
     8. Governing Law. This Second Amendment shall be construed in accordance with and governed by the law of the State of New York.
     9. Enforceability. Should any one or more of the provisions of this Second Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.

     11. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each of the Subsidiary Loan Parties and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CUMULUS MEDIA INC., as Borrower

By:	/s/ Martin R. Gausvik
Name:	Martin R. Gausvik

Title:	EVP

SUBSIDIARY LOAN PARTIES:

CUMULUS BROADCASTING LLC

By:	/s/ Martin R. Gausvik

Name:	Martin R. Gausvik

Title:	EVP

CUMULUS LICENSING LLC

By:	/s/ Martin R. Gausvik

Name:	Martin R. Gausvik

Title:	EVP

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher T. Ray

Name:	Christopher T. Ray

Title:	Vice President

LENDERS:

[Lenders’ signatures omitted]